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                                                                   EXHIBIT 23.02


                         CONSENT OF INDEPENDENT AUDITORS

        We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Broadbase 2000 Stock Incentive Plan of our report dated January 11, 2000, with respect to the consolidated financial statements and schedule of Broadbase Software, Inc. included in its Annual report (Form 10-K) for the year ended December 31, 1999.


                                                  /s/ Ernst & Young LLP

San Jose, California
May 31, 2000